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                                   APPENDIX I

        TRUST                                    SERIES                               EFFECTIVE DATE
Columbia Funds Trust I     Columbia High Yield Opportunity Fund                          11/1/91
                           Columbia Strategic Income Fund                                5/1/92
                           Columbia Tax-Managed Growth Fund                              12/30/96
                           Columbia Tax-Managed Value Fund                               6/1/99
                           Columbia Tax-Managed Growth Fund II                           3/1/00
                           Columbia Tax-Managed Aggressive Growth Fund                   8/1/00

Columbia Funds Trust II    Columbia Newport Japan Opportunities Fund                     6/3/96
                           Columbia Newport Greater China Fund                           5/12/97
                           Columbia Money Market Fund                                    3/2/98

Columbia Funds Trust III   Columbia Mid Cap Value Fund                                   11/1/91
                           Columbia Liberty Fund                                         2/14/92
                           Columbia Federal Securities Fund                              2/14/92
                           Columbia Global Equity Fund                                   2/14/92
                           Columbia Contrarian Income Fund                               10/19/98
                           *Columbia Intermediate Government Income Fund                 11/25/02
                           *Columbia Quality Plus Bond Fund                              11/25/02
                           *Columbia Corporate Bond Fund                                 11/25/02

Columbia Funds Trust IV    Columbia Tax-Exempt Fund                                      11/1/91
                           Columbia Tax-Exempt Insured Fund                              11/1/91
                           Columbia Utilities Fund                                       2/14/92
                           Columbia Municipal Money Market Fund                          2/14/92

Columbia Funds Trust V     Columbia Massachusetts Tax-Exempt Fund                        11/1/91
                           Columbia Connecticut Tax-Exempt Fund                          11/1/91
                           Columbia California Tax-Exempt Fund                           8/3/92
                           Columbia New York Tax-Exempt Fund                             8/3/92
                           *Columbia Intermediate Tax-Exempt Bond Fund                   11/25/02
                           *Columbia Massachusetts Intermediate Municipal Bond Fund      12/09/02
                           *Columbia Connecticut Intermediate Municipal Bond Fund        11/18/02
                           *Columbia New Jersey Intermediate Municipal Bond Fund         11/18/02
                           *Columbia New York Intermediate Municipal Bond Fund           11/25/02
                           *Columbia Rhode Island Intermediate Municipal Bond Fund       11/18/02
                           *Columbia Florida Intermediate Municipal Bond Fund            11/18/02
                           *Columbia Pennsylvania Intermediate Municipal Bond Fund       11/25/02
                           Columbia Large Company Index Fund                             12/09/02
                           Columbia U.S. Treasury Index Fund                             11/25/02
                           Columbia Small Company Index Fund                             11/25/02

Columbia Funds Trust VI    Columbia Growth & Income Fund                                 7/1/92
                           Columbia Small Cap Value Fund                                 11/2/92
                           Columbia Newport Asia Pacific Fund                            8/25/98

Columbia Funds Trust VII   Columbia Newport Tiger Fund                                   5/1/95
                           Columbia Europe Fund                                          11/1/99

Columbia Floating Rate
     Advantage Fund

                                            COLUMBIA MANAGEMENT ADVISORS, INC.

By: /s/ JOSEPH R. PALOMBO                   By:/s/ JOSEPH R. PALOMBO
------------------------------------        -----------------------------------
        Joseph R. Palombo, President               Joseph R. Palombo
                                                   Executive Vice President and
                                                        Chief Operating Officer

Dated: November 1, 2003